SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                December 29, 2004
                               ------------------
                         Date of Earliest Reported Event

                              AMEN Properties, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

                                    000-22847
                            ------------------------
                            (Commission File Number)

                                   54-1831588
                        ---------------------------------
                        (IRS Employer Identification No.)

                         303 W. Wall Street, Suite 2300
                              Midland, Texas 79701
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (432) 684-3821
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       NA

              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                                   FORM 8-K/A

Item 2.01 - Completion of Acquisition or Disposition of Assets (A)

         The Company's consolidated financial statements included the accounts TCTB Partnership, Ltd. ("TCTB"), a limited partnership in which the Company owns a controlling 71.34801% ownership interest. The remaining TCTB interests are accounted for as minority interest.

         On January 4, 2005, as discussed below, the Company announced that, effective December 31, 2004, the TCTB partners agreed to distribute a Lubbock, Texas office building to the TCTB partners and simultaneously sell their interest in the asset to an entity partially owned by certain TCTB minority owners.

         In accordance with an Agreement to Distribute Assets (Exhibit 10.1), effective December 31, 2004, the Lubbock office building (the "Property") was distributed to the TCTB partners according to their partnership sharing ratios. The Property distribution to the TCTB minority interest partners resulted in an approximate $979,000 reduction in the Company's property, plant and equipment and a corresponding reduction in minority interest. The Property and two other Midland, Texas office properties owned by TCTB are subject to a lien securing TCTB's $6.1 million note payable to Wells Fargo Bank Texas, N.A. (the "Bank"). The Bank agreed to release its lien on the Property in exchange for a $2,100,000 restricted certificate of deposit pledged by TCTB to the Bank as additional collateral.

         Immediately following the Property distribution, the Company and the selling minority interest partners agreed to sell their undivided interest in the Property for a negotiated purchase price of $4,568,614, in accordance with a Purchase Agreement (Exhibit 10.2), to 1500 Broadway Partners, Ltd., a limited partnership in which certain TCTB limited partners (non-selling minority interest partners) are partners and are tenants in one TCTB's Midland office buildings. The Company received net proceeds of $3,688,094 for its undivided interest in the Property that resulted in a gain of $905,118.

         The Company used a portion of the net proceeds to reduce the principal amount of certain debt by $1,394,543 from $2,789,087 to $1,394,544 and to pay accrued interest of $286,802. The remaining proceeds will be used for start-up working capital purposes for W Power and Light, LP, a newly created retail electric provider.

         Mr. Jon Morgan, the Company's President and COO, is also an owner and officer of the general partner of TCTB. In connection with the distribution and sale of the Property, Mr. Morgan received a 1.2654% back-in interest from certain TCTB minority interest partners and received net proceeds of $63,899 for his limited partnership interest.

Item 9.01 - Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference:


Summary of Unaudited Pro Forma Financial Statements                                                 F-1
---------------------------------------------------
Pro Forma Balance Sheet as of September 30, 2004                                                    F-2
------------------------------------------------
Pro Forma Statement of Operations for the year ended December 31, 2003                              F-3
----------------------------------------------------------------------
Pro Forma Statement of Operations for the nine months ended September 30, 2004                      F-4
------------------------------------------------------------------------------


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         ---------------------------------------
                                         AMEN Properties, Inc.
                                         ---------------------
                                         (Registrant)

                                         ---------------------------------------
Date: January 4, 2005
                                         By /s/ Eric Oliver
                                         ------------------
                                         Chairman of the Board of Directors and
                                         Chief Executive Officer
                                         (Signature)

                     AMEN PROPERTIES, INC. AND SUBSIDIARIES
                              SUMMARY OF UNAUDITED
                         PRO FORMA FINANCIAL STATEMENTS



This unaudited pro forma information should be read in conjunction with the financial statements and notes of Amen Properties, Inc. (the "Registrant") included in its annual report filed on Form 10-KSB for the year ended December 31, 2003, and its quarterly report filed on Form 10-QSB for the period ended September 30, 2004.

The following unaudited pro forma balance sheet as of September 30, 2004, has been prepared to give effect to the distribution and sale of the undivided interest in the Lubbock building, as if the transactions occurred on September 30, 2004.

The following unaudited pro forma statement of income for the year ended December 31, 2003, and the nine months ended September 30, 2004, have been prepared to give effect to the distribution and sale of the undivided interest in the Lubbock building as if the transactions occurred on January 1, 2003 and January 1, 2004, respectively.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or the actual results achieved.

Description of Pro-Forma Transactions
-------------------------------------

The Company's owns a controlling 71.34801% interest in TCTB Partnership, Ltd. ("TCTB"). Effective December 31, 2004, the partners of TCTB agreed to distribute a Lubbock, Texas office building (the "Property") to the TCTB partners and simultaneously sell their interest in the asset to an entity partially owned by certain TCTB minority owners. In accordance with an Agreement to Distribute Assets (Exhibit 10.1), effective December 31, 2004, the Property was distributed to the TCTB partners according to their partnership sharing ratios. The Property and two other Midland, Texas office properties owned by TCTB are subject to a lien securing TCTB's $6,100,000 million note payable to Wells Fargo Bank Texas, N.A. (the "Bank"). The Bank agreed to release its lien on the Property in exchange for a $2,100,000 restricted certificate of deposit pledged by TCTB to the Bank as additional collateral. The Property distribution to the TCTB minority interest partners resulted in an approximate $979,000 reduction in the Company's property, plant and equipment and a corresponding reduction in minority interest.

Immediately following the Property distribution, the Company and the selling minority interest partners agreed to sell their undivided interest in the Property for a privately negotiated purchase price of $4,568,614, in accordance with a Purchase Agreement (Exhibit 10.2), to 1500 Broadway Partners, Ltd., a limited partnership in which certain TCTB limited partners (non-selling minority interest partners) are partners and are tenants in one of TCTB's Midland office buildings. The Company received net proceeds of $3,688,094 for its undivided interest in the Property and resulted in a gain of $905,118.




                     AMEN PROPERTIES, INC. AND SUBSIDIARIES
                             PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 2004




                                                       Historical
                                                       Financial               Pro Forma
                                                     Statements (a)         Adjustments (f)        Pro Forma Total
                                                  ---------------------     ---------------       ------------------
ASSETS
      Cash and cash equivalents                $             2,378,596           1,568,094  (b)           3,946,690
      Accounts receivable                                       38,064                   -                   38,064
      Property, plant and equipment
       (net of accumulated depreciation)                    12,114,267            (978,776) (b)           8,372,515

                                                                                (2,762,976) (d)
      Restricted certificate of deposit                              -           2,100,000  (c)           2,100,000
      Royalty interests                                        154,393                   -                  154,393
      Other assets                                             554,653                   -                  554,653
                                                  ---------------------     ---------------       ------------------
                  Total assets                 $            15,239,973             (73,658)              15,166,315
                                                  =====================     ===============       ==================

LIABILITIES AND EQUITY
      Current liabilities                      $               949,573                   -                  949,573
      Long-term obligations                                  9,097,053                   -                9,097,053
      Minority interest                                      1,070,282            (978,776) (b)              91,506
      Equity                                                 4,123,065             905,118  (e)           5,028,183
                                                  ---------------------     ---------------       ------------------
          Total liabilities and equity         $            15,239,973             (73,658)              15,166,315
                                                  =====================     ===============       ==================





                     AMEN PROPERTIES, INC. AND SUBSIDIARIES
                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003





                                                       Historical
                                                       Financial              Lubbock, Texas
                                                      Statements (a)           Building (f)         Pro Forma Total
                                                  ---------------------      ----------------     ------------------

Rental revenue                                 $             4,345,099            (1,932,646)             2,412,453

Total operating expense                                      3,167,463            (1,120,974)             2,046,489
                                                  ---------------------      ----------------     ------------------

    Net income from operations                               1,177,636              (811,672)               365,964

Total other income (expense)                                  (369,993)              287,637                (82,356)
                                                  ---------------------      ----------------     ------------------

   Net income before income taxes
   and minority interest                                       807,643              (524,035)               283,608

Income taxes                                                         -                    -                      -

Minority interest                                             (415,814)              184,133               (231,681)
                                                  ---------------------      ----------------     ------------------

   NET INCOME                                $                 391,829              (339,902)                51,927
                                                  =====================      ================     ==================

Net income per common share - basic          $                     .19                                          .02
                                                  =====================                           ==================

Net income per common share - diluted        $                     .13                                          .02
                                                  =====================                           ==================

Weighted average number of common shares
outstanding - basic                                          2,111,328                                    2,111,328
                                                  =====================                           ==================

Weighted average number of common shares
outstanding - diluted                                        2,961,051                                    2,961,051
                                                  =====================                           ==================





                     AMEN PROPERTIES, INC. AND SUBSIDIARIES
                        PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004





                             Historical
                                                       Financial              Lubbock, Texas
                                                     Statements (a)            Building (f)           Pro Forma Total
                                                  ---------------------      -----------------       ------------------

Rental revenue                                 $             3,255,452             (1,448,316)               1,807,136

Total operating expense                                      2,544,871               (938,769)               1,606,102
                                                  ---------------------      -----------------       ------------------

    Net income from operations                                 710,581               (509,547)                 201,034

Total other income (expense)                                  (369,952)               207,613                 (162,339)
                                                  ---------------------      -----------------       ------------------

    Net income before income taxes and
    minority interest                                          340,629               (301,934)                  38,695

Income taxes                                                        -                      -

Minority interest                                             (232,297)                86,510                 (145,787)
                                                  ---------------------      -----------------       ------------------

   NET INCOME/(LOSS)                           $               108,332               (215,424)                (107,092)
                                                  =====================      =================       ==================

Net income/(loss) per common share - basic     $                   .05                                            (.05)
                                                  =====================                              ==================

Net income/(loss) per common share -
diluted                                        $                   .04                                            (.04)
                                                  =====================                              ==================

Weighted average number of common shares
outstanding - basic                                          2,201,356                                       2,201,356
                                                  =====================                              ==================

Weighted average number of common shares
outstanding - diluted                                        3,051,079                                       3,051,079
                                                  =====================                              ==================


                     AMEN PROPERTIES, INC. AND SUBSIDIARIES
                              PRO FORMA ADJUSTMENTS


     (a) Historical financial information has been obtained from the Registrant's annual report of Form 10-KSB fro the year ended December 31, 2003 and quarterly report filed on Form 10-QSB for the period ended September 30, 2004.

     (b)  Minority interest in the distribution of the Lubbock, Texas building.

     (c)  Reflects pledged certificate of deposit for release of Property lien.

     (d) Reflects the Registrant's net cost basis in the Property on December 31, 2004.

     (e) Reflects the Registrant's gain recognized on sale of its interest in the Property.

     (f)  Reflects the operating results of the Property.